                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

                               MBT FINANCIAL CORP.
                 ______________________________________________
                (Name of Registrant as Specified in Its Charter)
     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

         (1)      Title of each class of security to which transaction applies:
                  ______________________________________________________________
         (2)      Aggregate number of securities to which transaction applies:
                  ______________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________________
         (4)      Proposed maximum aggregate value of transaction:
                  ______________________________________________________________
         (5)      Total fee paid:
                  ______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:
                  ______________________________________________________________
         (2)      Form, Schedule or Registration Statement No.:
                  ______________________________________________________________
         (3)      Filing Party:
                  ______________________________________________________________
         (4)      Date Filed:
                  ______________________________________________________________

                               MBT FINANCIAL CORP.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 6, 2004

TO THE SHAREHOLDERS OF MBT FINANCIAL CORP.:

         The Annual Meeting of Shareholders of MBT Financial Corp. will be held at Monroe Bank & Trust's Executive Conference Center, 28 South Macomb Street, Monroe, Michigan 48161 on Thursday, May 6, 2004, at 10:00 a.m. (local time), for the following purposes:

1.       ELECTION OF DIRECTORS - To elect ten directors of MBT Financial Corp.;

2. PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION - To consider and act upon a proposed amendment to the Articles of Incorporation to eliminate Article IV requiring a two-thirds vote by shareholders to approve certain mergers involving the Corporation; and

3. To transact such other business as may properly come before the meeting or any adjournment of it.

         Only shareholders of record at the close of business on March 16, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment of it.

                                             By order of the Board of Directors,

                                             H. Douglas Chaffin, President and
                                             Chief Executive Officer

         YOUR VOTE IS IMPORTANT. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

                               MBT FINANCIAL CORP.
                              102 EAST FRONT STREET
                             MONROE, MICHIGAN 48161

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                       SHAREHOLDERS TO BE HELD MAY 6, 2004

                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders of MBT Financial Corp. ("MBT" or the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders, and any adjournment of the meeting, to be held at the time and place set forth in the accompanying notice ("Annual Meeting"). It is anticipated that the mailing of this Proxy Statement and the enclosed proxy card will commence on or about April 5, 2004.

         At the Annual Meeting, shareholders of the Corporation will be asked to elect ten directors.

VOTING AND REVOCATION OF PROXIES

         If the enclosed form of proxy is properly executed and returned to the Corporation in time to be voted at the Annual Meeting, the shares represented by your proxy will be voted in accordance with your instructions marked on the proxy. Where properly executed proxies are returned but no such instructions are given, the shares will be voted "For" the election to the Board of Directors of the persons nominated by the Board of Directors of the Corporation.

         The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation a written notice of revocation, by delivering to the Corporation a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Written notices of revoked proxies may be directed to Herbert
J. Lock, Secretary, MBT Financial Corp., 102 East Front Street, Monroe, Michigan 48161.

SOLICITATION OF PROXIES

         The cost of soliciting proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Corporation, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telecopy without additional compensation. The Corporation will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

                               MEETING INFORMATION

DATE, PLACE AND TIME

         The Annual Meeting of Shareholders of the Corporation will be held on Thursday, May 6, 2004, at 10:00 a.m., local time, at Monroe Bank & Trust's Executive Conference Center, 28 South Macomb Street, Monroe, Michigan.

RECORD DATE; VOTING RIGHTS

         Each common share entitles its record owner to one vote on all matters at the Annual Meeting.

         The close of business on March 16, 2004 (the "Record Date") has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting. There were ________ record holders of the Corporation's common shares and 17,505,054 of the Corporation's common shares outstanding as of the Record Date.

         The presence in person or by proxy of a majority of the outstanding shares of the Corporation entitled to vote at the meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

         The ten nominees for director who receive the largest number of votes cast "For" will be elected as directors. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will have no impact on the outcome of the election of directors.

                           OWNERSHIP OF VOTING SHARES

         The following table sets forth the beneficial ownership of the Corporation's common shares by each of the Corporation's directors and the Corporation's named executive officers, and the directors and executive officers as a group, as of December 31, 2003.

                                                 COMMON SHARES
NAME OF BENEFICIAL OWNER                           OWNED (1)                      PERCENT OF CLASS
------------------------                           ---------                      ----------------
Connie S. Cape                                      9,307 (2)                             *
H. Douglas Chaffin                                 19,500 (3)                             *
Joseph S. Daly                                      1,247                                 *
Thomas M. Huner                                    26,007 (4)                             *
Gerald L. Kiser                                     5,407 (5)                             *
Ronald D. LaBeau                                  133,854 (6)                             *
Donald M. Lieto                                    29,683 (7)                             *
Rocque E. Lipford                                  46,999 (8)                             *

William D. McIntyre, Jr.                           56,099 (9)                             *
Michael J. Miller                                  25,491 (10)                            *
James E. Morr                                      77,031 (11)                            *
Thomas G. Myers                                     4,166 (12)                            *
Richard A. Sieb                                    71,763 (13)                            *
Philip P. Swy                                       7,363 (14)                            *

All Directors and Executive                       555,139                              3.2%
Officers as a Group
(16 in group)

* Ownership is less than 1% of the class.

----------------------------

(1) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

(2) Includes 1,600 shares subject to shared voting and investment power and 3,407 shares subject to options, which are presently exercisable.

(3) Includes 1,000 shares subject to shared voting and investment power and 18,500 shares subject to options, which are presently exercisable.

(4) Includes 22,600 shares subject to shared voting and investment power and 3,407 shares subject to options, which are presently exercisable.

(5) Includes 3,407 shares subject to options, which are presently exercisable.

(6) Includes 8,855 shares subject to shared voting and investment power and 81,999 shares subject to options, which are presently exercisable.

(7) Includes 25,400 shares subject to options, which are presently exercisable.

(8) Includes 277 shares subject to shared voting and investment power, 3,407 shares subject to options, which are presently exercisable, and 28,597 shares held in trusts for which the director, as co-trustee, has shared voting and investment power.

(9) Includes 3,407 shares subject to options, which are presently exercisable.

(10) Includes 23,919 shares subject to shared voting and investment power and 1,572 shares subject to options, which are presently exercisable.

(11) Includes 7,252 shares subject to shared voting and investment power and 28,600 shares subject to options, which are presently exercisable.

(12) Includes 4,166 shares subject to options, which are presently exercisable.

(13)     Includes 52,774 shares subject to shared voting and investment power.

(14) Includes 3,093 shares subject to options, which are presently exercisable.

         As of December 31, 2003, no person was known by the Corporation to be the beneficial owner of more than 5% of the outstanding common shares of the Corporation, except as follows:

 NAME AND ADDRESS OF
  BENEFICIAL OWNER                       COMMON SHARES OWNED              PERCENT OF CLASS
Monroe Bank & Trust
102 East Front Street
Monroe, Michigan 48161                       2,990,310 (1)                       17.1%

John F. Weaver
305 West Elm Avenue
Monroe, Michigan 48162                         900,000                            5.1%

(1) These shares are held in various fiduciary capacities in the ordinary course of business under numerous trust relationships by Monroe Bank & Trust. As fiduciary, Monroe Bank & Trust has sole power to dispose of 2,511,959 of these shares, shared power to dispose of 478,351 of these shares, sole power to vote 2,511,959 of these shares and shared power to vote 478,351 of these shares.

                              ELECTION OF DIRECTORS

         The number of directors of the Corporation has been fixed at ten. At the Annual Meeting, ten directors will be elected to a one-year term, to hold office until the annual meeting of shareholders in 2005, or until their successors shall be duly elected.

         The nominees for election at the Annual Meeting are Connie S. Cape, H. Douglas Chaffin, Joseph S. Daly, Thomas M. Huner, Gerald L. Kiser, Rocque E. Lipford, William D. McIntyre, Jr., Michael J. Miller, Richard A. Sieb and Philip
P. Swy, each of whom is currently a director of the Corporation, except for Mr. Chaffin.

         The Board of Directors has determined that all current Directors and nominees have met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, with the exception of Mr. LaBeau and Mr. Chaffin.

         The Governance Committee of the Board of Directors selects nominees for the Board of Directors who are subsequently authorized by the full Board for submission for approval by stockholders. The Governance Committee has the responsibility to actively seek individuals qualified to become members of the board of directors. The Governance Committee is empowered to engage a third party search firm to assist it in identifying qualified candidates but to date has determined that such assistance has not been required.

         MBT Corporate Governance Guidelines & Directors' Policy and Code of Ethics set forth the following criteria for Directors: independence; honesty and integrity; willingness to devote sufficient time to fulfilling duties as a Director; particular experience, skills or expertise relevant to the Corporation's business and ties to MBT geographic markets. MBT Corporate Governance Guidelines provide that shareholders may submit names to the Governance Committee for consideration as director nominees. The procedures to be followed by shareholders are set forth in this Proxy under the caption:
"SHAREHOLDER NOMINATIONS, PROPOSALS AND COMMUNICATIONS- Shareholder
Nominations."

           The Governance Committee reviews the performance of incumbent directors whose terms expire prior to their re-nomination. The Governance Committee seeks characteristics in proposed nominees to the Board of Directors that will complement or expand those of the existing members and which are particularly relevant to competitive and other issues anticipated by the Company and its subsidiaries.

         Neither the Board nor the Governance Committee have implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2003, 10 Directors attended the Annual Meeting.

         Mr. Ronald D. LaBeau, the Chairman and Chief Executive Officer of the Corporation, retired on April 2, 2004. The Board of Directors has extended its thanks and appreciation to Mr. LaBeau for his outstanding leadership of the Corporation and his many years of able service. The Board appointed H. Douglas Chaffin to the position of President and Chief Executive Officer effective upon Mr. LaBeau's retirement. Mr. Chaffin is a nominee for election to the Board at the Annual Meeting.

DIRECTORS AND NOMINEES

         The name of the retiring director and the nominees for election to MBT's Board of Directors and information about them is set forth below.

                                                PRINCIPAL OCCUPATION FOR PAST         DIRECTOR
NAME                                AGE                  FIVE YEARS                    SINCE
Connie S. Cape                      53         Health Care Consultant                   2000
                                               (2000-present); Vice President
                                               Finance/Chief Financial Officer,
                                               Mercy Memorial Hospital (1999-2000)

H. Douglas Chaffin (1)              47         President and Chief Operating             N/A
                                               Officer (2003), Executive Vice
                                               President, Senior Lending Manager
                                               (2001-2002),

 Joseph S. Daly                     44         President and General Counsel, Daly      2003
                                               Merritt Insurance and President and
                                               General Counsel, Daly Merritt
                                               Properties, Inc., an investment
                                               real estate company

Thomas M. Huner                     54         General Partner, Thomas M. Huner         2000
                                               Builders, a home building company

Gerald L. Kiser                     55         Retired (2003) President and Chief       2000
                                               Executive Officer (2002-2003),
                                               President and Chief Operating
                                               Officer (1999-2002) La-Z-Boy Inc.,
                                               a furniture manufacturer; Director,
                                               La-Z-Boy Inc.

Ronald D. LaBeau (2)                60         Chairman and Chief Executive             1998
                                               Officer (2003), President and Chief
                                               Executive Officer (1999 - 2002)

Rocque E. Lipford                   65         Attorney and Senior Principal,           1981
                                               Miller, Canfield, Paddock and
                                               Stone, P.L.C.; Director, La-Z-Boy
                                               Inc.

William D. McIntyre, Jr.            68         Chairman and Chief Executive             1971
                                               Officer (2003), President and Chief
                                               Executive Officer (2000-2003),
                                               Allegra Network, LLC, a franchisor
                                               of printing businesses; President &
                                               Chief Executive Officer, American
                                               Speedy Printing Centers, Inc., a
                                               printing shop franchisor (1999-2000)

Michael J. Miller                   55         Chief Executive Officer, Floral          2000
                                               City Beverage, Inc., a wholesale
                                               beer distributor

Richard A. Sieb                     72         President, Sieb Plumbing & Heating       1993
                                               Inc. and President, Nortel Inc., a
                                               recreational bowling establishment

Philip P. Swy                       50         President, Michigan Tube Swagers &       1997
                                               Fabricators, Inc., a hospitality
                                               table and chair manufacturer
                                               marketing as MTS Seating

(1) Mr. Chaffin became employed with MBT on July 30, 2001. Prior to such time he was Senior Vice President and City Executive for Huntington National Bank.

(2) Mr. LaBeau is retiring upon the expiration of his term at the Annual Meeting and, therefore, is not a nominee for reelection.

         There were no agreements or understandings pursuant to which any of the persons listed above was selected as a director.

         The Board of Directors of MBT met 14 times in 2003. In 2003, each director attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served.

                             COMMITTEES OF THE BOARD

         The Board of Directors of MBT has established the following standing audit, compensation and nominating committees, with membership noted:

         AUDIT COMMITTEE. (Ms. Cape, Chair, and Messrs. McIntyre, Miller and
Swy.)

         The Audit Committee met 12 times during 2004. The Audit Committee serves in a multiple capacity as the Audit Committee of the Corporation and its subsidiaries Monroe Bank & Trust and MBT Credit Company, Inc. The functions of this Committee include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Corporation, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent auditors, reviewing the Corporation's financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Corporation's internal controls and similar functions and approving all auditing and non-auditing services performed by its independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, which is attached hereto as Annex A and which may be found on the Corporation's website at www.mbandt.com. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Connie S. Cape is an audit committee financial expert and is independent as described in the preceding sentence. The report of the Audit Committee with respect to 2003 appears under the caption "Audit Committee Report."

COMPENSATION COMMITTEE. (Mr. Huner, Chair, and Ms. Cape and Messrs. Kiser and Sieb.)

         The Compensation Committee met six (6) times during 2003. The Compensation Committee is responsible for the oversight and administration of the compensation and benefit plans of the Corporation. Director and executive officer and senior management's compensation are determined by this Committee of the Board of Directors. The Board of Directors has adopted a Compensation Committee Charter which may be found on the Corporation's website at www.mbandt.com. The Board has determined that each member of the Compensation Committee meets the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers as required under the MBT Corporate Governance Guidelines & Directors' Policy. The report of the Compensation Committee with respect to 2003 compensation appears under the caption "Report of Compensation Committee on Executive Compensation."

         GOVERNANCE COMMITTEE. (Mr. McIntyre, Chair, and Messrs. Lipford, Sieb and Swy.)

         The Governance Committee met 2 times in 2003. The Governance Committee of MBT serves as the nominating committee of the Board. The Governance Committee provides reports and makes recommendations to the Board of Directors on matters such as nominees for director, the duties of directors, director qualifications, Board structure, Board functions, Board committee structure and responsibilities and general policies. The Board of Directors has adopted a Governance Committee Charter which may be found on the Corporation's website at www.mbandt.com.

         The Board has fixed the number of directors for the term beginning at this year's Annual Meeting at ten and has nominated ten individuals for election as director.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees MBT's financial reporting process on behalf of the Board of Directors. The Committee is composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards and operates under a written charter adopted by the Board of Directors which is attached to this proxy statement as Annex A. The Committee retains MBT's independent accountants.

         Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of MBT's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and MBT, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of nonaudit services with the auditors' independence.

         The Committee discussed with MBT's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of MBT's internal control, and the overall quality of MBT's financial reporting.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Connie S. Cape, Chair
William D. McIntyre, Jr.
Michael J. Miller
Philip P. Swy

                         PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed to MBT for the fiscal years ended December 31, 2003 and December 31, 2002 by MBT's principal accounting firms.

                                                                                        DECEMBER 31,
                                                                             ================================
                                                                                  2003               2002
                                                                             ================================
Audit Fees                                                                   $ 93,300           $103,000
Audit-Related Fees                                                             71,450(a)          35,433(a)
Tax Fees                                                                       13,200(b)          27,000(b)
All Other Fees                                                                 10,850(d)           4,700(c)(d)
                                                                             ========           ========
                                                                             $188,800           $170,133

All fees indicated above for the year ended December 31, 2003, and $43,000 of Audit Fees and $4,700 of Other Fees indicated for the year-ended December 31, 2002, were paid to MBT's current independent auditor, Plante & Moran, PLLC. Included in the amounts indicated for the year-ended December 31, 2002, are amounts paid to MBT's former independent auditors, Arthur Andersen, LLP, which were comprised of $60,000 in Audit Fees, $35,433 in Audit Related Fees, and $4,700 in Tax Fees.

(a) Includes fees for services related to benefit plan audits, subsidiary company audits, Statement on Auditing Standards No. 70 and trust compliance.

(b)      Includes fees for services related to tax compliance and tax planning.

(c)      Includes permitted internal audit outsourcing.

(d) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

         The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below.

         The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided,
(2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided pursuant to these exceptions.

                             EXECUTIVE COMPENSATION
                              AND OTHER INFORMATION

         GENERAL. The following information relates to compensation of management for the years ended December 31, 2003, 2002 and 2001, unless otherwise noted below. This information includes compensation of management by the Corporation's subsidiaries.

         EXECUTIVE COMPENSATION. The following table sets forth the annual and long-term compensation for MBT's Chief Executive Officer and the four highest paid executive officers, as well as the total compensation paid to each individual during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                                                     ------
                                                       ANNUAL COMPENSATION         SECURITIES       ALL OTHER
                                                 -------------------------------   UNDERLYING      COMPENSATION
          NAME AND PRINCIPAL POSITION            YEAR     SALARY ($)   BONUS ($)  OPTIONS (#)        ($) (A)
          ---------------------------            ----     ----------   ---------  -----------        -------
Ronald D. LaBeau............................     2003      $238,000    $ 66,830      36,000         $ 29,464
     Chairman and Chief Executive Officer        2002       230,000     173,193      47,000           27,891
                                                 2001       218,400     222,359           0           25,075

H. Douglas Chaffin..........................     2003      $159,000    $ 29,765      20,000         $  9,983
     President and                               2002       133,700      67,398      19,000            8,602
     Chief Operating Officer                     2001        52,885      77,861           0                0

James E. Morr...............................     2003      $110,400    $ 17,222      12,500         $ 14,248
     Executive Vice President, Senior Trust      2002       106,700      44,823      13,500           14,072
     Officer and General Counsel                 2001        90,800      71,902           0           12,249

Thomas G. Myers.............................     2003      $105,888    $ 16,519      12,500         $  4,323
     Executive Vice President, Senior Lending    2002        83,966      63,538      12,500            2,000
     Manager                                     2001             0           0           0                0

Donald M. Lieto.............................     2003      $ 92,808    $ 14,478      11,000         $ 11,487
     Executive Vice President, Senior            2002        85,100      28,599      10,000            9,944
     Administration Manager                      2001        71,700      52,196      10,000           10,019

(A) The amounts shown in this column for the most recently completed fiscal year were derived from the following: (1) contributions by Monroe Bank & Trust to the MBT Retirement Plan: Mr. LaBeau, $26,000; Mr. Chaffin, $9,600; Mr. Morr, $14,019 Mr. Myers, $4,236; and Mr. Lieto, $11,371 and
         (2) the economic benefit of life insurance coverage provided for the executive officers: for the benefit of Mr. LaBeau, $3,464; for the benefit of Mr. Chaffin, $383; for the benefit of Mr. Morr, $229; for the benefit of Mr. Myers, $87; and for the benefit of Mr. Lieto, $116.

         OPTION GRANTS TABLE. The following table presents information about stock options granted during 2003 to the five named executive officers.

                                             OPTION GRANTS IN LAST FISCAL YEAR
                                                     INDIVIDUAL GRANTS
                       ---------------------------------------------------------------------------------
                          NUMBER OF       PERCENT OF
                         SECURITIES      TOTAL OPTIONS
                         UNDERLYING       GRANTED TO       EXERCISE OR
                           OPTIONS       EMPLOYEES IN         BASE         EXPIRATION      GRANT DATE
        NAME           GRANTED (#)(1)     FISCAL YEAR      PRICE($/Sh)        DATE      PRESENT VALUE(2)
------------------     --------------    ------------      -----------     ----------   ----------------
Ronald D. LaBeau           47,000           26.18%           $13.20         01/02/13        $142,880

H. Douglas Chaffin         19,000           10.58%           $13.20         01/02/13        $57,760

James E. Morr              13,500            7.52%           $13.20         01/02/13        $41,040

Thomas G. Myers            12,500            6.96%           $13.20         01/02/13        $38,000

Donald M. Lieto            10,000            5.57%           $13.20         01/02/13        $30,400

(1) All options are nonqualified stock options which vest ratably over a three-year period commencing December 31, 2003. All options have an exercise price equal to the fair market value on the date of grant. The terms of MBT's Long-Term Incentive Compensation Plan provide that all options become exercisable in full in the event of a change in control as defined in the Long-Term Incentive Compensation Plan, or the death or disability of the option holder.

(2) The option value was calculated to be $3.04 per share using the Black-Scholes stock option pricing model. In making this calculation, it was assumed that the average exercise period was seven years, the volatility rate was 23.9%, the risk-free rate of return was 4.6%, and the dividend yield was 3.0%.

         OPTION EXERCISES AND YEAR-END VALUE TABLE. The following table presents information about stock options exercised during 2003 and unexercised stock options at December 31, 2003 for the five named executive officers.

                    OPTION EXERCISES AND YEAR-END VALUE TABLE

      AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                     OPTIONS            IN-THE-MONEY OPTIONS AT
                                                              DECEMBER 31, 2003(#)        DECEMBER 31, 2003($)
                               SHARES ACQUIRED     VALUE      --------------------        --------------------
      NAME                       ON EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
      ----                       -----------     --------   -------------------------  -------------------------
Ronald D. LaBeau                        0         $    0          81,999/47,001           $135,200 / $145,390
H. Douglas Chaffin                    500         $  738          18,500/19,000           $ 53,326 / $ 58,774
James E. Morr                       4,500         $8,505          28,600/13,500           $ 26,865 / $ 41,760
Thomas G. Myers                         0         $    0            4,166/8,334           $ 13,789 / $ 27,586
Donald M. Lieto                         0         $    0          25,400/10,000           $ 13,366 / $ 30,934

         LONG-TERM INCENTIVE COMPENSATION PLAN. MBT and its shareholders have adopted the Long-Term Incentive Compensation Plan. A total of 1,000,000 shares have been reserved for issuance under the Long-Term Incentive Compensation Plan, subject to adjustment if MBT's capitalization changes as a result of a stock split, stock dividend, recapitalization, merger or similar event. The plan provides for the award of stock options, stock or restricted stock to any MBT or Monroe Bank & Trust directors, officers, other key employees and consultants designated by a committee of MBT's Board consisting of outside directors, which administers the plan. The committee's authority includes the power to (a) determine who will receive awards under the plan, (b) establish the terms and conditions of awards and the schedule on which options become exercisable (or other awards vest), (c) determine the amount and form of awards, (d) interpret the plan and terms of awards, and (e) adopt rules for administration of the plan. The only awards made under the plan to date are awards of stock options.

         Stock options awarded under the plan have terms of up to 10 years and may be nonqualified stock options, meaning stock options that do not qualify under Section 422 of the Internal Revenue Code for the special tax treatment available for qualified, or "incentive," stock options. Nonqualified stock options may be granted to any eligible plan participant, but incentive stock options may be granted solely to employees of MBT or Monroe Bank & Trust. All stock option awards made to date are nonqualified stock options. The exercise price of incentive stock options may not be less than the fair market value of MBT's common stock on the date of grant, which under the terms of the plan means the average of the bid and asked prices or the fair market value determined by MBT's Board if bid and asked prices are not available. The plan does not require that the exercise price of nonqualified stock options be at least equal to the fair market value on the grant date, but the exercise price of awards made to date is the fair market value on the date of grant.

         An option holder whose service terminates generally has one year after termination within which he may exercise options, forfeiting any options not exercised by the end of one year from termination. An option holder whose service is terminated for cause forfeits all unexercised stock options.

         SALARY CONTINUATION AGREEMENTS. Monroe Bank & Trust entered into a Salary Continuation Agreement with Mr. LaBeau on December 27, 2000, which provides that Monroe Bank & Trust will pay an annual salary continuation benefit to Mr. LaBeau or his designated beneficiaries after his retirement. Mr. LaBeau's is taking early retirement on April 2, 2004. Under the terms of his Salary Continuation Agreement, he will receive an annual benefit of $57,977, payable commencing upon his reaching age 65 on December 12, 2009, for a period of ten years.

         Monroe Bank & Trust entered into a Salary Continuation Agreement with Mr. Chaffin on July 1, 2003, which provides that Monroe Bank & Trust will pay an annual salary continuation benefit to Mr. Chaffin or his designated beneficiaries after his retirement. Under the terms of his Salary Continuation Agreement, he will receive an annual benefit of $65,700, payable upon his reaching age 65 on January 12, 2022. Mr. Chaffin's benefits will vest five years after the date of Mr. LaBeau's retirement.

         CHANGE OF CONTROL AGREEMENT. MBT has entered into a Change in Control Agreement with Mr. Chaffin. The terms of the agreement provide that in the event of a sale, merger or similar transaction of MBT in which MBT is not the surviving corporation, Mr. Chaffin is entitled a severance payment equal to his annual compensation, which is defined to include his then current Salary plus his previous year's cash bonus. The severance payment is payable in the event of his involuntary termination of employment within two years of the Change in Control or his voluntary termination during the period beginning six months following the Change in Control and ending nine months after the Change in Control. In addition, Mr. Chaffin is entitled under the terms of the Agreement to receive certain health, disability, dental, life insurance and other benefits for a one-year period following a Change in Control. The agreement provides for the reimbursement of certain excise taxes imposed upon payments received by Mr. Chaffin, which are deemed "excess parachute" payments under the provisions of
Section 280G of the Internal Revenue Code.

         BANK OWNED LIFE INSURANCE. MBT has split-dollar life insurance agreements with its directors and executive officers. The economic benefit (the imputed income amount of this insurance) for the year 2003 to MBT's Chief Executive Officer and its other four highest paid executive officers is included in the amounts for each of these executive officers set forth in the Summary Compensation Table under the column "All Other Compensation." The economic benefit (the imputed income amount of this insurance) for the year 2003 to each director other than Mr. LaBeau is as follows: Ms. Cape, $582; Mr. Daly, $198; Mr. Huner, $697; Mr. Kiser, $818; Mr. Lipford, $2,910; Mr. McIntyre, $3,985; Mr. Miller, $704; Mr. Sieb, $4,560; and Mr. Swy, $649.

         The insurance policies provide death benefits to the executive's beneficiaries of (a) twice the executive's current annual salary at the time of death, less $50,000, if he dies before retirement or, (b) the executive's annual salary at the time his employment terminated if he dies after retirement or if his employment has been terminated due to disability. An additional policy provides Mr. LaBeau's beneficiaries life insurance proceeds of $958,837 if he dies before age 65 while in active service to MBT.

         The directors' death benefits under the policy provided for them, which also covers Mr. LaBeau, are $500,000 for director service of less than 3 years, $600,000 for service up to 5 years, $750,000 for service up to 10 years, and $1,000,000 for director service of 10 years or more.

                              DIRECTOR COMPENSATION

         Directors of MBT other than Mr. LaBeau are compensated for all services as a director in the following manner: eligible directors receive $750 per board meeting attended and are entitled to receive a quarterly retainer fee of $1,500. In addition, the members of the Audit, Compensation, Nominating/Governance, Trust, and Loan Review Committees receive $500 per committee meeting attended. The Chairs of these committees receive $750 for each meeting at which they act as Chair. As an employee, Mr. LaBeau does not receive any compensation for his service as a director.

         Directors receive life insurance benefits as explained above under the caption, "Bank Owned Life Insurance."

         In 2003 MBT established the MBT Director Compensation Plan (the "Director Plan.") Under the terms of the Director Plan, non-employee directors may elect each year to have their quarterly cash retainer paid in any combination of the following: (i) cash paid on a quarterly basis; (ii) a deferred cash payment pursuant to the Director Plan; (iii) deferred payment in MBT stock; (iv) MBT stock; and (v) MBT stock options valued using the Black-Scholes stock option pricing model. Non-employee directors may elect each year to have their meeting fees paid in any of the forgoing except MBT options. Amounts deferred are paid either in a lump sum at termination of service as a director, over a 2-5 year period specified by the director following termination of service, or a specified date indicated in the director's initial election. Options granted and MBT stock issued to directors in connection with the Director Plan are made pursuant to, and are subject to all of the terms of, the MBT Long-Term Incentive Compensation Plan.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         OVERVIEW AND PHILOSOPHY. The Board of Directors of MBT has established a Compensation Committee comprised entirely of independent Directors as determined by the MBT Corporate Governance Guidelines & Directors' Policy. The Compensation Committee is responsible for developing and making recommendations to the Board with respect to MBT's executive compensation policies. There are no interlocking relationships between any members of the Compensation Committee.

         Pursuant to authority delegated by the Board, the Compensation Committee determines annually the compensation to be paid to the Chief Executive Officer and senior management. The Chief Executive Officer does not participate in any discussions regarding his own compensation.

         The Compensation Committee has available to it an outside compensation consultant, and has worked with the consultant to gather comparative compensation data from independent sources and to develop a strategy which links pay to performance.

         The objectives of MBT's executive compensation program are to:

         -        Support the achievement of desired goals of MBT.

         - Provide compensation that will attract and retain superior talent and reward performance.

         - Align the executive officers' interests with those of shareholders by placing a significant portion of pay at risk with payout dependent upon corporate performance, both on a short-term and long-term basis.

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the banking industry. Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon annual and long-term MBT performance. The Compensation Committee also uses its discretion to set executive compensation based upon individual performance.

         COMPENSATION MATTERS IN 2003. During 2003 the Compensation Committee increased the levels of base salary of the Chief Executive Officer and certain other Executive Officers. The increases in base salary were based upon an analysis of compensation levels for management performing similar functions at other banking companies of similar size, operations and financial performance.

         The performance of MBT for the purpose of determining the annual cash bonuses to be paid to employees, including the Chief Executive Officer and other Executive Officers, was based on net operating income for the year 2003.

         EXECUTIVE OFFICER COMPENSATION PROGRAM. MBT's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and various benefits.

         BASE SALARY. Base salary levels for MBT's executive officers are set relative to companies in the banking industry of similar size and complexity of operations, as described above. In determining salaries, the Compensation Committee also takes into account individual experience and performance, MBT performance and specific issues particular to MBT.

         ANNUAL INCENTIVE COMPENSATION. The Monroe Bank & Trust Annual Incentive Plan is MBT's annual incentive program for all employees, including Executive Officers. The purpose of the plan is to provide direct financial incentives in the form of an annual cash bonus to executives to achieve MBT's annual goals. For 2003, the Compensation Committee recommended and the Board of Directors selected net operating income as the measurement of the Corporation's performance, with threshold and target goals set for determining cash bonus opportunities for all employees, including Executive Officers. The amount distributed to each participant in the Annual Incentive Plan is based on his or her base salary and is weighted to reflect each participant's ability to affect the performance of the Corporation, with the Chief Executive Officer having the largest weighting. For net operating income in excess of the target goal set, each participant receives a ratable increase in his or her cash bonus and a ratable decrease in target bonus in the case of net operating income below the target goal. MBT did not meet its target goal for net operating income in 2003.

         LONG-TERM INCENTIVES. Stock options awarded under the Long-Term Incentive Compensation Plan constitute MBT's long-term incentive plan for executive officers. The objectives of the stock option awards are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a long-term stock ownership position in MBT's common shares.

         The Long-Term Incentive Compensation Plan authorizes a committee of outside directors to award stock options and other stock compensation to key executives. Awards are made at levels considered to be competitive within the banking industry.

         BENEFITS. MBT provides medical and other employee benefits to its executive officers that are generally available to all fulltime MBT employees.

         CHIEF EXECUTIVE OFFICER COMPENSATION. The base salary of Mr. LaBeau, MBT's CEO was increased to $238,000, effective January 1, 2003, based upon the recommendation of an outside compensation consultant arising from its survey of other banking companies, as described above.

         In respect to the limits on deductibility for federal income tax purposes of compensation paid an executive officer in excess of $1 million, MBT intends to strive to structure components of its executive compensation to achieve maximum deductibility, while at the same time considering the goals of its executive compensation philosophy.

         MEMBERSHIP OF THE COMPENSATION COMMITTEE. MBT Financial Corp. directors serving on the Compensation Committee are named below:

                       Thomas M. Huner, Chair
                       Connie S. Cape
                       Gerald L. Kiser
                       Richard A. Sieb

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         In 2003 the Compensation Committee members were Thomas M. Huner, Chair, Connie S. Cape, Gerald L. Kiser, and Richard A. Sieb. No executive officer of the Company serves on any board of directors or compensation committee of any entity that compensates any member of the Compensation Committee. The Regulations of the

Securities and Exchange Commission require the disclosure of any related party transactions with members of the Compensation Committee. During the past year, certain directors and officers, including members of the Compensation Committee, and one or more of their associates may have been customers of and had business transactions with Monroe Bank & Trust. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. It is expected that similar transactions will occur in the future. Mr. LaBeau, Chief Executive Officer of the Corporation, does not participate in any discussions or decisions regarding his own compensation. Mr. Lipford is also a senior principal in the law firm of Miller, Canfield, Paddock and Stone, P.L.C., which provides legal services to MBT and Monroe Bank & Trust.

        PROPOSAL #2 TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY

         The Board of Directors is proposing to shareholders for their approval at the 2004 annual meeting of shareholders of this Corporation, an amendment to the Restated Articles of Incorporation of this Corporation to eliminate Article IV thereof so that the provisions of the Michigan Business Corporation Act will apply to any merger of this Corporation with another corporation, without imposition of the voting requirements currently set forth in Article IV of the Corporation's Restated Articles of Incorporation. Pursuant to the provisions of
Article IV, the affirmative vote of two-thirds of the outstanding voting shares of the Corporation are required to approve any merger or consolidation of the Corporation with any other corporation, other than certain controlled subsidiaries. Under Michigan law only the affirmative vote of a majority of the outstanding shares are required to approve mergers and consolidations of the Corporation with another corporation, unless the articles of incorporation require a higher vote.

         The Board of Directors believes that this amendment to the Corporation's Restated Articles of Incorporation is in the best interests of the Corporation and its shareholders in providing greater flexibility to the Board of Directors and the shareholders of the Corporation in determining whether to approve a merger of the Corporation with another corporation. The present provision was required to be included in the Company's articles of incorporation and patterned after a similar provision which was contained in the Articles of Incorporation of Monroe Bank & Trust at the time of the reorganization of Monroe & Bank & Trust into a one-bank holding company during 2000.

         If proposal #2 is adopted by shareholders the present Article IV of the Company would be deleted from the Restated Articles of Incorporation and the remaining articles renumbered accordingly.

         Adoption of Proposal #2 requires the affirmative vote of two-thirds of the outstanding shares of the Corporation

                         MBT FINANCIAL CORP. PERFORMANCE

         The following graph shows a comparison of cumulative total shareholder returns for the Corporation, the NASDAQ Composite Index and the NASDAQ Bank Index for the five-year period ended December 31, 2003. The total shareholder return assumes a $100 investment in the common stock of the Corporation, and each index on December 31, 1998 and that all dividends were reinvested.

[PERFORMANCE GRAPH]

*THE ABOVE COMPARISON OF TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS.

The graph shown above is based on the following data points:

                             1998          1999         2000         2001          2002         2003
                             ----          ----         ----         ----          ----         ----
MBT Financial Corp.          $100          $ 96         $ 61         $ 65          $ 66         $ 85
NASDAQ Composite Index        100           186          113           89            61           91
NASDAQ Bank Index             100            92          106          116           121          158

                              CERTAIN TRANSACTIONS

         Directors and executive officers of MBT and their associates were customers of, or had transactions with, Monroe Bank & Trust in the ordinary course of business during 2003. We expect additional transactions to take place in the future. All outstanding loans to directors and executive officers and their associates, commitments and sales, purchases and placements of investment securities and other financial instruments included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. In addition, Monroe Bank & Trust, pursuant to the terms of a lease entered into on October 15, 2002, paid D-M Company $64,899 in 2003, and over the ten year term of the lease, payments will total $739,094 as lease payments for the branch located at 2517 Fort Street, Wyandotte, Michigan. Mr. Daly is an officer of D-M Company. The lease agreement was entered into prior to Mr. Daly becoming a director, and Management believes the lease between the Bank and D-M Company was made on an arms-length basis.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934 requires MBT Financial Corp.'s executive officers, directors and more than ten percent shareholders ("Insiders") to file with the Securities and Exchange Commission and MBT Financial Corp. reports of their ownership of MBT Financial Corp. securities. Based upon written representations and copies of reports furnished to MBT Financial Corp. by Insiders, all Section 16 reporting requirements applicable to Insiders during 2003 were satisfied on a timely basis with the exception of Ms. Cape and Messrs. Daly, Kiser, Miller and Swy who each filed one late report covering one transaction in 2003.

              SHAREHOLDER NOMINATIONS, PROPOSALS AND COMMUNICATIONS

SHAREHOLDER NOMINATIONS

         Under its Corporate Governance Guidelines and Director Policy, the Governance Committee of the Board will consider recommendations for nominations received by shareholders in accordance with the Corporation's Bylaws. Shareholder recommendations for nomination should be submitted in writing to the Corporation at its principal office in Monroe, Michigan, and must include the shareholder's name, address, and the number of shares of the Corporation owned by the shareholder. In considering recommendations the Governance Committee does not distinguish between shareholder recommendations and those made by directors.

         The recommendation should also include the name, age, business address, residence address, principal occupation of and number of shares of the Corporation owned by the recommended candidate for nomination. Shareholder recommendations must also include the information that would be required to be disclosed in the solicitation of proxies for the election of directors under federal securities laws, including the candidate's consent to be elected and to serve. The Corporation may also require any nominee to furnish additional information regarding the eligibility and qualifications of the recommended candidate.

         The Corporation's Bylaws establish advance notice procedures as to the nomination, other than by the Board of Directors, of candidates for election as directors. In order to make a director nomination, it is necessary that you notify the Secretary of the Corporation no fewer than 30 days in advance of next year's Annual Meeting unless the Corporation gives you less than 40 days notice or prior public disclosure of the Annual Meeting and then notice of nominations must be given no later than the tenth day after we mailed notice of the Annual Meeting to you or made public disclosure of the meeting, but in no event may a nomination be received by the Secretary of the Corporation less than seven days prior to the Annual Meeting. Notice of nominations of directors must also meet all other requirements contained in the Corporation's Bylaws. You may obtain the Bylaws by written request to the Corporation's Secretary at our principal executive offices.

SHAREHOLDER PROPOSALS

         To be considered eligible for inclusion in the Corporation's Proxy Statement for the 2005 Annual Meeting of Shareholders, a proposal must be made by a qualified shareholder and received by the Corporation at its principal office in Monroe, Michigan, prior to December 3, 2004. Any shareholder who intends to propose any other matter to be acted upon at the 2005 Annual Meeting of Shareholders must inform the Corporation not less than thirty days prior to the meeting; provided, however, that if less than forty days' notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If notice is not provided by that date, the persons named in the Corporation's proxy for the 2005 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the Proxy Statement for the 2005 Annual Meeting. Shareholder proposals should be directed to Mr. Herbert J. Lock, Secretary, MBT Financial Corp., 102 East Front Street, Monroe, Michigan 48161.

SHAREHOLDER COMMUNICATIONS

         Shareholders of the Corporation may send communications to the Board of Directors through the Corporation's office of Corporate Secretary, MBT Financial Corp, Inc., 102 E. Front Street, Monroe, Michigan 48161. Communications sent by qualified shareholders for proper, non-commercial purposes will be transmitted to the Board of Directors or the appropriate committee, as soon as practicable.

                              SELECTION OF AUDITORS

         On April 18, 2002, upon the recommendation of the Audit Committee of the Board of Directors, the Corporation dismissed Arthur Andersen LLP, as its independent auditors and engaged the services of Plante & Moran, PLLC, as its new independent auditors for 2002. Plante & Moran, PLLC was engaged to provide independent audit services for the Corporation and its subsidiaries and to provide certain non-audit services including advice on accounting, tax, and reporting matters. The Audit Committee has retained Plante & Moran, PLLC as MBT's independent auditors for 2004. Representatives of Plante & Moran, PLLC will be in attendance at the Annual Meeting of Shareholders, and such representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         During two fiscal years ended December 31, 2001, and the subsequent interim period through April 18, 2002, there were no disagreements between the Corporation and Arthur Andersen LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP, to make a reference to the subject matter of the disagreement in connection with its reports. During the two fiscal years ended December 31, 2003 and 2002, there were no disagreements between the Corporation and Plante & Moran, PLLC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Plante & Moran, PLLC's satisfaction, would have caused Plante & Moran, PLLC, to make a reference to the subject matter of the disagreement in connection with its reports.

         The audit reports of Plante & Moran, PLLC on our consolidated financial statements as of and for the fiscal years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During our two fiscal years ended December 31, 2002 and 2003 we did not consult with Arthur Anderson LLP, or Plante & Moran, PLLC, respectively, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                 OTHER BUSINESS

         Management is not aware of any other matter which may be presented for action at the meeting other than the matters set forth herein. Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgment.

         WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                                                         ANNEX A

                               MBT FINANCIAL CORP.
                               MONROE BANK & TRUST
                            MBT CREDIT COMPANY, INC.
                               BOARD OF DIRECTORS'
                    AUDIT POLICY AND AUDIT COMMITTEE CHARTER

                               STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

- Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

- Review and evaluate the audit procedures and results of the Corporation's independent auditor and audit manager.

-        Approve, engage and terminate the independent auditor.

- Review and evaluate the independent auditor's qualifications, performance and independence.

- Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-auditor services in periodic reports to stockholders.

- Maintain free and open means of communication between the board of directors, the independent auditor, the audit manager, and the management of the Corporation.

- Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity. See Exhibit A.

- At least annually, review and update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

                                  ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from the Corporation required from said advisors. The audit committee shall meet at least four times per year and report directly to the full board any issues that arise with the respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors' attention. Further, the audit committee shall meet separately with management, with the audit manager and with the independent auditor. Half of the audit committee shall be a quorum to transact business.

                                 QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under MB&T's Corporate Governance Guidelines and Directors' Policy. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements as indicated by the Securities and Exchange Commission and the NASDAQ Stock Market, Inc. If the requirements for the above issues by these institutions are conflicting, the more conservative of the two shall apply.

                              INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee and the board of directors. The audit committee shall have the sole authority to engage and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditor. The audit committee shall also set clear policies and standards relating to the Corporations' hiring of employees or former employees of the independent auditor to ensure continued independence throughout.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by applicable standards. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits

                                      A-2

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carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management in making such evaluation.

As required by law, the audit committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of, by timely report to the audit committee, all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

                                 INTERNAL AUDIT

The audit committee will oversee the internal audit function and determine that the audit manager is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates. The audit manager of the Corporation shall communicate directly report to the audit committee. Administrative oversight shall be provided by an appropriate executive officer of the Corporation.

                          FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

- Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to stockholders and its annual report on Form 10-K with financial management and the independent auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

                                      A-3

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-        Review and discuss the quarterly financial results and information with financial management and the independent auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

- Inquire of management, the audit manager, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

- Review and discuss the certification process for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the audit manager, the independent auditor, and the chief financial officer.

- Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

- Prepare, review and approve the annual proxy disclosure regarding the activities and report of the audit committee for the year.

                          PROXY FOR MBT FINANCIAL CORP.
                          SHAREHOLDERS' ANNUAL MEETING

KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned holder of _______ common shares of MBT Financial Corp.
                                                   do hereby constitute and
                                                   appoint with the full power
                                                   of substitution, H. Douglas
                                                   Chaffin, James E. Morr, and
                                                   John L. Skibski my true and
                                                   lawful attorneys and proxies,
                                                   and each of them my true and
                                                   lawful attorney and proxy, to
                                                   attend the annual meeting of
                                                   shareholders of MBT Financial
                                                   Corp. to be held at 28 South
                                                   Macomb Street, Monroe,
                                                   Michigan, on May 6, 2004 at
                                                   10:00 o'clock A.M., or at any
                                                   adjournment thereof, and at
                                                   such meeting or any
                                                   adjournment thereof, to vote
                                                   the shares of stock of MBT
                                                   Financial Corp. standing in
                                                   my name with respect to the
                                                   following matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTOR OF EACH OF THE NOMINEES LISTED BELOW.

1. ELECTION OF DIRECTORS - To elect a Board of Directors for the ensuing year.

         [ ] FOR the election as director of the nominees listed below (except as marked to the contrary below)

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                  Connie S. Cape                        William D. McIntyre, Jr
                  H. Douglas Chaffin                    Michael J. Miller
                  Joseph S. Daly                        Gerald L. Kiser
                  Thomas M. Huner                       Richard A. Sieb
                  Rocque E. Lipford                     Philip P. Swy

2. PROPOSAL #2 - PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION - To approve an amendment to the Articles of Incorporation to eliminate
         Article IV requiring a two-thirds vote by shareholders to approve certain mergers involving the Company.

         [ ]  FOR             [ ]  AGAINST              [ ]  ABSTAIN

3. To take any action which may be necessary or proper in connection with the foregoing matters, or any other matter legally coming before the meeting, or any adjournments thereof.

I hereby give to said attorneys and proxies, and to each of them, or to any substitute or substitutes, full power and authority to do any and all acts and things which I might or could do if personally present, and hereby ratify and confirm all that said attorneys and proxies, and each of them, or their substitute or substitutes, might lawfully do or cause to be done by virtue thereof.

In their discretion, the proxies are authorized to vote in their judgment upon such other business as properly may come before the meeting or any adjournment thereof. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

WITNESS, my hand and seal this _____________day of ______________, 2004.

_________________________________________
                                   (L.S.)

_________________________________________
                                   (L.S.)

1.       Date this Proxy.

2. Sign your name. Each shareholder must sign. If you hold your shares as a Trustee, Guardian, Custodian or otherwise, indicate such fiduciary capacity after your signature.

3. Mail this Proxy in the enclosed envelope to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

4.       THIS PROXY IS REVOCABLE AND IS SOLICITED ON BEHALF OF THE BOARD OF
         DIRECTORS.